UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2022

Black Stone Minerals, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-37362	47-1846692
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Fannin Street, Suite 2020 Houston, Texas	77002
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (713) 445-3200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	BSM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Black Stone Minerals, L.P. (the “Partnership”) held its 2022 annual meeting of limited partners (the “Annual Meeting”) on June 16, 2022 via live webcast for the following purposes: (1) to elect directors to the Board of Directors of Black Stone Minerals GP, L.L.C., the Partnership’s general partner (the “General Partner”), each to serve until the 2023 annual meeting of limited partners and thereafter until such director’s successor shall have been duly elected and qualified, or until such director’s earlier death, resignation, or removal, (2) to ratify the appointment of Ernst & Young LLP as the Partnership’s independent registered public accounting firm for the year ending December 31, 2022, and (3) to approve, on a non-binding advisory basis, the compensation of the General Partner’s named executive officers for the fiscal year ended December 31, 2021. Each of these items is more fully described in the Partnership’s proxy statement filed with the Securities and Exchange Commission on May 2, 2022.

Proposal 1 – Election of Directors

Each of the ten nominees for director was duly elected by the Partnership’s unitholders, with votes as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Vote
Carin M. Barth	113,427,672	813,643	47,646,783
Thomas L. Carter, Jr.	113,945,952	295,363	47,646,783
D. Mark DeWalch	113,920,409	320,906	47,646,783
Jerry V. Kyle, Jr.	113,475,147	766,168	47,646,783
Michael C. Linn	109,917,296	4,324,019	47,646,783
John H. Longmaid	113,446,337	794,978	47,646,783
William N. Mathis	112,874,298	1,367,017	47,646,783
William E. Randall	113,464,929	776,386	47,646,783
Alexander D. Stuart	113,386,429	854,886	47,646,783
Allison K. Thacker	113,984,522	256,793	47,646,783

Proposal 2 – Ratification of Appointment of the Partnership’s Independent Registered Public Accounting Firm

The appointment of Ernst & Young LLP as the Partnership’s independent registered public accounting firm for the year ending December 31, 2022 was ratified by the Partnership’s unitholders, with votes as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
161,668,694	121,778	97,626	—

Proposal 3 – Approval, on a Non-binding Advisory Basis, of the Compensation of the General Partner’s Named Executive Officers

The compensation of the General Partner’s named executive officers for the fiscal year ended December 31, 2021 was approved, on a non-binding advisory basis, by the Partnership’s unitholders, with votes as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
111,497,839	2,071,767	671,709	47,646,783

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK STONE MINERALS, L.P.

	By:	Black Stone Minerals GP, L.L.C.,
its general partner

Date: June 21, 2022	By:	/s/ Steve Putman
Steve Putman
Senior Vice President, General Counsel, and Secretary